UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): July 25, 2006
GLOBAL EMPLOYMENT HOLDINGS, INC.
(Exact name of registrant as specified in its charter)

Delaware	000-51737	43-2069359
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification Number)

10375 Park Meadows Dr., Suite 375
Lone Tree, Colorado	80124
(Address of Principal Executive Offices)	(Zip Code)
(303) 216-9500
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definite Agreement, and
Item 2.03 Creation of a Direct Financial Obligation
On July 25, 2006 and being effective as of July 24, 2006, our wholly-owned subsidiary Global Employment Solutions, Inc. and certain of its subsidiaries amended and restated their credit agreement with Wells Fargo Bank, National Association by entering into an amended and restated credit and security agreement. The material terms of the credit agreement remain the same after the amendment and restatement except for updated financial covenants.
Before the amendment and restatement, the borrowers consisted of Global Employment Solutions and its wholly-owned subsidiaries Excell Personnel Services Corporation, Friendly Advanced Software Technology, Inc., Main Line Personnel Services, Inc., Southeastern Personnel Management, Inc., Southeastern Staffing, Inc. and Temporary Placement Service, Inc., as well as Bay HR, Inc. and Southeastern Georgia HR, Inc., which are wholly-owned subsidiaries of Southeastern Staffing. When entering into the amended and restated credit agreement, we added Southeastern Staffing II, Inc., Southeastern Staffing III, Inc., Southeastern Staffing IV, Inc., Southeastern Staffing V, Inc. and Southeastern Staffing VI, Inc., each of which is a wholly-owned subsidiary of Southeastern Staffing, as borrowers.
We reaffirmed our guaranty of the obligations of the original borrowers under the credit agreement and extended our guaranty to the new borrowers as well. The borrowers also guaranty each other’s obligations under the credit agreement.
The credit agreement, as amended and restated, provides term and revolving loans (including letters of credit), all cross-collateralized by accounts receivable. The borrowers may borrow up to $5.0 million under the term loan and up to $15.0 million under the revolving loan, limited to 90% of eligible billed receivables and 75% of unbilled receivables until April 1, 2008 or such time as the term loan is paid in full, at which time the percentages for eligible billed and unbilled receivables will be reduced to 85% and 70%, respectively. The term loan is payable monthly and amortizable over a 36-month period. On each of February 15, 2007 and February 15, 2008, 25% of the borrowers’ excess cash flow, as defined in the credit agreement, is due, and the unpaid balance of the term loan is due on April 1, 2008. The term loan bears interest at the prime rate (8.25% as of July 27, 2006) plus 2.75%. The revolving loan bears interest at the prime rate, subject to a minimum payment of $7,500 per month. The borrowers pay a fee of 0.25% per year on the unused portion of the available credit. The term of the credit agreement expires on July 31, 2009. The credit agreement requires payments to be made into blocked lockbox accounts controlled by Wells Fargo, and the agreement contains a provision that allows Wells Fargo to call the outstanding balance of the revolving loan if any material adverse change in our business or financial condition occurs. As of July 27, 2006, there were two outstanding letters of credit under the revolving loan in the total amount of $235,085, both of which expire on December 31, 2006. The amount available under the revolving loan was approximately $7,877,000 as of July 23, 2006.
The new financial covenants in the credit agreement require that:
•	Global Employment Holdings and all its subsidiaries achieve on a consolidated basis minimum net income, as defined, of ($1,000,000) during the six months ended July 2, 2006, $300,000 during the nine months ending October 1, 2006 and $1,550,000 during the twelve months ending December 31, 2006.
•	Global Employment Holdings and all its subsidiaries maintain on a consolidated basis monthly minimum book net worth, as defined, ranging from ($21,624,000) to ($20,206,000) during fiscal year 2006.
•	Each of Global Employment Holdings’ subsidiaries that is a borrower maintains monthly minimum book net worth, as defined, of $200,000 (subject to certain exceptions).
•	Global Employment Holdings’ subsidiaries that are borrowers not incur or contract to incur capital expenditures of more than $800,000 in the aggregate during fiscal year 2006.
•	Global Employment Holdings’ subsidiaries that are borrowers maintain on a consolidated basis average monthly availability, as defined, of more than $2,000,000 under the credit facility.

•	Global Employment Holdings and its subsidiaries comply with certain restrictions on the payment of dividends.
•	Global Employment Holdings comply with certain restrictions on the redemption of the convertible notes and preferred stock.
Item 1.01 Entry into a Material Definite Agreement
On July 25, 2006, Global Employment Solutions and we entered into separate employment agreements with Howard Brill and Dan Hollenbach, and Global Employment Solutions entered into an employment agreement with Steven Pennington. The material terms of the employment agreements are summarized below.
Howard Brill — President and chief executive officer
Mr. Brill’s employment agreement provides for an annual base salary of $375,000 and an annual bonus tied to Global Employment Solutions’ meeting certain EBITDA targets and performance criteria for Mr. Brill established by our compensation committee. Our compensation committee reviews and may increase Mr. Brill’s base salary and bonus, but not lower them. Mr. Brill is also entitled to a monthly car allowance of $1,500.
Mr. Brill’s employment agreement was effective as of March 31, 2006 and continuing until March 31, 2010 or his death, disability, dismissal (for or without cause), or resignation. The agreement may be extended for an additional 12 month period. The agreement provides that if Mr. Brill is terminated without cause or if Mr. Brill’s duties and responsibilities are no longer those of a chief executive officer, president or chief operating officer, he will be entitled, after execution of our standard form release agreement, to a severance payment, payable within five days of termination, in the amount of two times Mr. Brill’s annual base salary, plus an amount equal to the bonus paid for the previous fiscal year. Mr. Brill will also receive health insurance benefits under our health insurance plan for a period of 12 months, or 18 months if Mr. Brill’s termination resulted from a sale of the company, following termination. A sale of the company includes an acquisition of at least a majority of Global Employment Solutions’ outstanding voting securities, a sale of substantially all of the company’s assets, or the merger of the company into another entity by which the company is not the surviving entity. However, any transaction with Global Employment Solutions’ shareholders and their respective affiliates or subsidiaries shall not be deemed a sale of the company.
Mr. Brill’s employment agreement, as well as a noncompetition agreement entered into in connection with the recapitalization, contain customary non-disclosure, non-solicitation and noncompetition provisions.
Dan Hollenbach — Chief financial officer
Mr. Hollenbach’s employment agreement provides for an annual base salary of $175,000, increasing to $200,000 in January 2007, and an annual bonus tied to Global Employment Solutions’ meeting certain EBITDA targets and performance criteria for Mr. Hollenbach established by our compensation committee.
Mr. Hollenbach’s employment agreement provides that if Mr. Hollenbach is terminated without cause, including a sale of the company that results in the termination of Mr. Hollenbach’s employment with Global Employment Solutions or a material adverse change in his duties and responsibilities, he will be entitled, after execution of our standard form release agreement, to severance payments equal to one year of base salary, payable in accordance with Global’s regular payroll practice, and an amount equal to the bonus paid for the previous fiscal year. Mr. Hollenbach will also receive health insurance benefits under our health insurance plan for a period of 12 months, or 18 months if Mr. Hollenbach’s termination resulted from a sale of the Company, following termination.
Mr. Hollenbach’s employment agreement, as well as a noncompetition agreement entered into in connection with the recapitalization, contain customary non-disclosure, non-solicitation and non-competition provisions.
Stephen Pennington — President of staffing services segment
Mr. Pennington’s employment agreement provides for an annual base salary of $200,000, increasing to $203,000 in

January 2007, and an annual bonus tied to Temporary Placement Service’s meeting certain EBITDA targets and performance criteria for Mr. Pennington established by our compensation committee.
Mr. Pennington’s employment agreement provides that if Mr. Pennington is terminated without cause, he will be entitled, after execution of our standard form release agreement, to severance payments equal to one year of base salary, payable in accordance with Global’s regular payroll practice, and an amount equal to the bonus paid for the previous fiscal year. Mr. Pennington will also receive health insurance benefits under our health insurance plan for a period of 12 months, or 18 months if Mr. Pennington’s termination resulted from a sale of the Company, following termination.
Mr. Pennington’s employment agreement, as well as a noncompetition agreement entered into in connection with the recapitalization, contain customary non-disclosure, non-solicitation and non-competition provisions.
Item 9.01. Exhibits

Exhibit #	Description	Reference

10.1	Amended and Restated Credit and Security Agreement among Wells Fargo Bank, National Association, Global Employment Solutions, Inc. and various subsidiaries	Incorporated by reference to Exhibit 10.19 to Amendment No. 3 to Registration Statement on Form S-1 filed with the Securities and Exchange Commission on July 26, 2006 (File No. 333-133666)

10.2	Fifth Amended and Restated Revolving Promissory Note under Amended and Restated Credit and Security Agreement	Incorporated by reference to Exhibit 10.20 to Amendment No. 3 to Registration Statement on Form S-1 filed with the Securities and Exchange Commission on July 26, 2006 (File No. 333-133666)

10.3	First Amended and Restated Term Note under Amended and Restated Credit and Security Agreement	Incorporated by reference to Exhibit 10.21 to Amendment No. 3 to Registration Statement on Form S-1 filed with the Securities and Exchange Commission on July 26, 2006 (File No. 333-133666)

Exhibit #	Description	Reference

10.4	Form of Pledge Agreement under Amended and Restated Credit and Security Agreement	Incorporated by reference to Exhibit 10.22 to Amendment No. 3 to Registration Statement on Form S-1 filed with the Securities and Exchange Commission on July 26, 2006 (File No. 333-133666)

10.5	Form of Patent and Trademark Security Agreement under Amended and Restated Credit and Security Agreement	Incorporated by reference to Exhibit 10.23 to Amendment No. 3 to Registration Statement on Form S-1 filed with the Securities and Exchange Commission on July 26, 2006 (File No. 333-133666)

10.6	Form of Copyright Security Agreement under Amended and Restated Credit and Security Agreement	Incorporated by reference to Exhibit 10.24 to Amendment No. 3 to Registration Statement on Form S-1 filed with the Securities and Exchange Commission on July 26, 2006 (File No. 333-133666)

10.7	Amendment to Guarantor Documents under Amended and Restated Credit and Security Agreement	Incorporated by reference to Exhibit 10.37 to Amendment No. 3 to Registration Statement on Form S-1 filed with the Securities and Exchange Commission on July 26, 2006 (File No. 333-133666)

10.8	Amended and Restated Employment Agreement, dated July 15, 2006, between Global Employment Holdings, Inc., Global Employment Solutions, Inc. and Howard Brill	Incorporated by reference to Exhibit 10.15 to Amendment No. 2 to Current Report on Form 8-K filed with the Securities and Exchange Commission on July 25, 2006 (File No. 000-51737)

Exhibit #	Description	Reference

10.9	Amended and Restated Employment Agreement, dated July 15, 2006, between Global Employment Holdings, Inc., Global Employment Solutions, Inc. and Dan Hollenbach	Incorporated by reference to Exhibit 10.16 to Amendment No. 2 to Current Report on Form 8-K filed with the Securities and Exchange Commission on July 25, 2006 (File No. 000-51737)

10.10	Amended and Restated Employment Agreement, dated July 15, 2006, among Global Employment Solutions, Inc. and Stephen Pennington	Incorporated by reference to Exhibit 10.18 to Amendment No. 2 to Current Report on Form 8-K filed with the Securities and Exchange Commission on July 25, 2006 (File No. 000-51737)

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GLOBAL EMPLOYMENT HOLDINGS, INC.
Date: July 28, 2006	By:	/s/ Howard Brill
Howard Brill
Chief Executive Officer and President

Exhibit Index

Exhibit #	Description	Reference

10.1	Amended and Restated Credit and Security Agreement among Wells Fargo Bank, National Association, Global Employment Solutions, Inc. and various subsidiaries	Incorporated by reference to Exhibit 10.19 to Amendment No. 3 to Registration Statement on Form S-1 filed with the Securities and Exchange Commission on July 26, 2006 (File No. 333-133666)

10.2	Fifth Amended and Restated Revolving Promissory Note under Amended and Restated Credit and Security Agreement	Incorporated by reference to Exhibit 10.20 to Amendment No. 3 to Registration Statement on Form S-1 filed with the Securities and Exchange Commission on July 26, 2006 (File No. 333-133666)

10.3	First Amended and Restated Term Note under Amended and Restated Credit and Security Agreement	Incorporated by reference to Exhibit 10.21 to Amendment No. 3 to Registration Statement on Form S-1 filed with the Securities and Exchange Commission on July 26, 2006 (File No. 333-133666)

10.4	Form of Pledge Agreement under Amended and Restated Credit and Security Agreement	Incorporated by reference to Exhibit 10.22 to Amendment No. 3 to Registration Statement on Form S-1 filed with the Securities and Exchange Commission on July 26, 2006 (File No. 333-133666)

10.5	Form of Patent and Trademark Security Agreement under Amended and Restated Credit and Security Agreement	Incorporated by reference to Exhibit 10.23 to Amendment No. 3 to Registration Statement on Form S-1 filed with the Securities and Exchange Commission on July 26, 2006 (File No. 333-133666)

Exhibit #	Description	Reference

10.6	Form of Copyright Security Agreement under Amended and Restated Credit and Security Agreement	Incorporated by reference to Exhibit 10.24 to Amendment No. 3 to Registration Statement on Form S-1 filed with the Securities and Exchange Commission on July 26, 2006 (File No. 333-133666)

10.7	Amendment to Guarantor Documents under Amended and Restated Credit and Security Agreement	Incorporated by reference to Exhibit 10.37 to Amendment No. 3 to Registration Statement on Form S-1 filed with the Securities and Exchange Commission on July 26, 2006 (File No. 333-133666)

10.8	Amended and Restated Employment Agreement, dated July 15, 2006, between Global Employment Holdings, Inc., Global Employment Solutions, Inc. and Howard Brill	Incorporated by reference to Exhibit 10.15 to Amendment No. 2 to Current Report on Form 8-K filed with the Securities and Exchange Commission on July 25, 2006 (File No. 000-51737)

10.9	Amended and Restated Employment Agreement, dated July 15, 2006, between Global Employment Holdings, Inc., Global Employment Solutions, Inc. and Dan Hollenbach	Incorporated by reference to Exhibit 10.16 to Amendment No. 2 to Current Report on Form 8-K filed with the Securities and Exchange Commission on July 25, 2006 (File No. 000-51737)

10.10	Amended and Restated Employment Agreement, dated July 15, 2006, among Global Employment Solutions, Inc. and Stephen Pennington	Incorporated by reference to Exhibit 10.18 to Amendment No. 2 to Current Report on Form 8-K filed with the Securities and Exchange Commission on July 25, 2006 (File No. 000-51737)